Exhibit 10.17

CONFIDENTIAL TREATMENT REQUESTED.

INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN

REQUESTED IS OMITTED AND MARKED WITH “[*******]” OR OTHERWISE

CLEARLY INDICATED. AN UNREDACTED VERSION OF THIS DOCUMENT HAS

ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.

Execution Copy

AMENDMENT AND AGREEMENT

THIS AMENDMENT AND AGREEMENT (“Amendment”) is made as of January 7, 2011 (“Amendment Effective Date”) by and among Asphelia Pharmaceuticals, Inc., a corporation organized and existing under the laws of the State of Delaware and having its principal office at 787 Seventh Avenue, 48th floor, New York, NY 10019, United States (“Asphelia”), Coronado Biosciences Inc., a corporation organized and existing under the laws of the State of Delaware and having its principal office at 45 Rockefeller Plaza, Suite 2000, New York, NY 10111, United States (“Coronado”), and OvaMed GmbH, a company with limited liability organized and existing under the laws of Germany and having its principal office at Kiebitzhörn 33-35, 22885 Barsbuttel, Germany (“OvaMed”). Asphelia, Coronado and OvaMed are sometimes collectively referred to herein as the “Parties”.

WITNESSETH:

WHEREAS, on December 12, 2005, Asphelia and OvaMed entered into an Exclusive Sublicense Agreement (the “Sublicense Agreement”) pursuant to which OvaMed granted Asphelia an exclusive sublicense under Patent Rights and Know-How in the Field in the Territory (each as defined in the Sublicense Agreement), on the terms and conditions set forth therein;

WHEREAS, effective March 29, 2006 Asphelia and OvaMed entered into a Manufacturing and Supply Agreement (the “Supply Agreement”) pursuant to which OvaMed agreed to manufacture and supply Product (as defined in the Supply Agreement) to Asphelia on the terms and conditions set forth therein;

WHEREAS, Asphelia and OvaMed amended or agreed to amend certain provisions of the Sublicense Agreement and the Supply Agreement and entered into certain additional agreements by letter agreement dated November 8, 2007 (the “2007 Letter Agreement”);

WHEREAS, Asphelia and OvaMed further amended certain provisions of the Sublicense Agreement and the Supply Agreement, resolved certain disputes, and entered into certain additional agreements by term sheet dated June 8, 2010 (the “2010 Term Sheet”);

WHEREAS, the Parties agree that certain provisions of the Sublicense Agreement, the Supply Agreement, the 2007 Letter Agreement and the 2010 Term Sheet (collectively, the “Agreements”) should be further clarified, amended or restated to reflect the current intentions of the Parties with respect to such Agreements, and that it is in their mutual best interests to resolve and compromise amicably any actual or potential disputes and to avoid future disputes arising under the Agreements, and to provide for certain additional agreements between and among the Parties;

WHEREAS, simultaneously with the execution of this Amendment, Asphelia and Coronado have entered into the Asset Purchase Agreement (as defined below); and

WHEREAS, on the Amendment Payment Date (as defined below), and subject to the terms and conditions contained herein, Coronado is making the Amendment Payment (as defined below).

NOW, THEREFORE, in consideration of the foregoing statements and the mutual agreements and covenants herein contained, and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the Parties hereto intending to be legally bound agree as follows:

1. Definitions. Except as set forth herein, capitalized terms not otherwise defined or amended in this Amendment shall have the meaning ascribed to them in the Agreements. The following terms, where used in this Amendment (including in amendments to any of the Agreements) in the singular or plural, shall have the respective meanings set forth below:

“Amendment Payment” means 2,390,679.92 EUR, to be paid by Coronado to OvaMed on January 11, 2011 (the “Amendment Payment Date”), calculated pursuant to section 5 of the 2010 Term Sheet and representing that portion of the Term Sheet Milestone Payment set forth on the Development Costs Schedule provided to Coronado prior to the Amendment Effective Date and attached hereto as Appendix 1.

“Asset Purchase Agreement” means the asset purchase agreement entered into simultaneously with the execution of this Amendment by and between Asphelia and Coronado pursuant to which Coronado will acquire the assets and rights of Asphelia related to or used in connection with Asphelia’s product candidate referred to as ASP-1002, including Asphelia’s rights and interests in and under the Agreements, and Coronado will assume certain liabilities of Asphelia thereunder (the “Agreements Assignment”).

“Closing” means the closing of the sale and purchase of the assets provided for in the Asset Purchase Agreement.

“Development Costs Reimbursement” means OvaMed’s [*******]% share of [*******]’s Development Costs (as defined in the [*******] Agreement) in excess of [*******] EUR, incurred on or before the Amendment Effective Date.

“Development Costs Schedule” means the accounting of the Development Costs Reimbursement, as evidenced by invoices provided by [*******] to OvaMed and from OvaMed to Coronado, in sufficient detail to permit accurate determination and verification of the Amendment Payment, and, if applicable, the Post-Amendment Payment, in accordance with section 5 of the 2010 Term Sheet.

“[*******]” means [*******], a [*******] corporation with its principal business office at [*******].

“[*******] Payment” means the payment(s) to be made by OvaMed to [*******] immediately following receipt by OvaMed of the Amendment Payment and, if applicable, the Post-Amendment Payment, in an amount equal to the then outstanding amount of OvaMed’s financial obligations to [*******] under Section 5.5 of the [*******] Agreement.

“IND” means an Investigational New Drug Application, including all reports and amendments thereto, submitted to the FDA for purposes of conducting clinical trials with respect to Licensed Product in the Territory, in accordance with FDA rules and regulations.

“IND Data” means all data, including pharmaceutical, toxicological, pharmacology, preclinical, clinical, safety, chemistry, manufacturing and control (CMC) data and/or all other data, information, and documentation, including regulatory authorizations or communications, that are required to be included in an IND (including the “Required Data” as defined in the 2010 Term Sheet).

“IND Transfer Date” means, if the IND is initially submitted by OvaMed, the effective date of transfer of the IND to Coronado, in accordance with the terms of this Amendment.

“License Agreement” means the exclusive License Agreement dated December 8, 2005 by and between the University of Iowa Research Foundation (“UIRF”) and OvaMed.

“[*******] Agreement” means the Development, Manufacturing and Commercialization Agreement dated January 9, 2004 by and between OvaMed (f/k/a Biocure GmbH) and [*******].

“Post-Amendment Payment” means an amount equal to the difference between the Term Sheet Milestone Payment and the Amendment Payment, payable thirty (30) days after Coronado’s receipt of a Development Costs Schedule evidencing invoices received from [*******] for Development Costs Reimbursement relating to (i) [*******]’s Development Costs incurred from January 1, 2011 through January 8, 2011 and (ii) OvaMed’s portion of [*******]’s Development Costs representing third party invoices to [*******] for the period from December 1, 2010 through December 31, 2010 but not provided as of the Amendment Effective Date (estimated not to exceed EUR[*******]) (the “Post-Amendment Payment”).

“Term Sheet Milestone Payment” means the amount payable to OvaMed under sections 5 and 6 of the 2010 Term Sheet, as amended, representing the Development Costs Reimbursement relating to [*******]’s Development Costs incurred before the Amendment Effective Date, as evidenced by a Development Costs Schedule as contemplated by such section 5.

2. Amendments to the Agreements.

(a) Asphelia was formerly known as Sunset Cliffs Therapeutics, Inc., which was the successor by assignment to the rights and interests of Collingwood Pharmaceuticals, Inc. in the Sublicense Agreement and the Supply Agreement. Pursuant to the Agreements Assignment, Coronado will be assigned and assume rights and obligations of Asphelia under the Agreements. Each of the Agreements is hereby amended effective as of and after the Amendment Effective Date as follows: all references therein to “Collingwood Pharmaceuticals, Inc.” “Collingwood”, “Asphelia Pharmaceuticals, Inc.” and/or “Asphelia” shall be changed to and construed as “Coronado Biosciences Inc.” or “Coronado”, respectively, mutatis mutandis.

(b) The Sublicense Agreement, as amended or otherwise referred to in the 2007 Letter Agreement or the 2010 Term Sheet, is hereby amended as of the Amendment Effective Date as follows:

(i) As the name and legal form of the contracting party was stated incorrectly as “Ovamed GbmH & Co KG”, such name is hereby corrected to read “Ovamed GmbH”;

(ii) The following is hereby added as a new Section 2.4 to the Sublicense Agreement:

“2.4 As provided by Section 9.5 of the License Agreement, the License Agreement shall be assigned to the Company upon termination of the License Agreement, provided, however, that in the event the License Agreement is terminated due to OvaMed’s breach, the Company shall have the rights set forth in Section 9.5 of the License Agreement to bring the License Agreement back into good standing. In the event OvaMed receives notice of a breach of the License Agreement, OvaMed shall notify the Company of such situation as soon as practicable. However, if OvaMed is unable to or does not cure such breach on a timely basis, and such breach gives rise to a right by UIRF to terminate the License Agreement in a way that would terminate or adversely affect the Company’s ability to perform its obligations or exercise its rights under this Agreement, OvaMed shall, at the Company’s option, permit the Company to cure such breach. If the Company elects to cure such breach, OvaMed shall reimburse the Company for any costs associated with curing such breach, or the Company shall be permitted to set off such costs against amounts owed by the Company to OvaMed under this Agreement”;

(iii) The numbering of sub-sections 4.1.1 and 4.1.2 under Section 4.2 of the Sublicense Agreement is hereby corrected, changed to and construed as sub-sections 4.2.1 and 4.2.2, respectively, and any references in the Sublicense Agreement to such sub-sections are hereby changed to and construed as sub-sections 4.2.1 and 4.2.2, respectively; and

(iv) Consistent with the revised definition of the term “Territory” in the 2010 Term Sheet, Coronado shall have no obligation to OvaMed or UIRF under the Sublicense Agreement with respect to, that arises in connection with, or that relates to any country, jurisdiction or territory outside the Territory. Without limiting the generality of the foregoing, Section 4.3 and Article 6 of the Sublicense Agreement are hereby amended to delete therefrom any financial obligation of the Company to OvaMed or UIRF with respect to, arising out of or relating to any country, jurisdiction or territory outside the Territory.

(c) Section 8.1 of the Supply Agreement, as amended or otherwise referred to in the 2007 Letter Agreement or the 2010 Term Sheet, is hereby amended and restated as of the Amendment Effective Date to read as follows:

“8.1.	Term

Unless earlier terminated in accordance with Section 8.2, the term (the “Term”) of this Agreement shall commence on the Effective Date and shall continue until March 31, 2012, provided, however, that this Agreement shall renew for additional one-year periods unless Coronado provides written notice of termination of this Agreement not later than twelve (12) months prior to the then expiration date of the Term.”

(d) Subject to the terms and conditions of this Amendment, the 2010 Term Sheet is hereby amended, effective as of the Amendment Effective Date, as follows:

Section 6 of the 2010 Term Sheet is hereby amended and restated in its entirety to read as follows:

“6. The milestone payment described in Section (5) (the “Term Sheet Milestone Payment”) shall be made not later than January 11, 2011 (the “Term Sheet Milestone Payment Date”), except that the portion of the Term Sheet Milestone Payment calculated under Section (5) representing the Development Costs Reimbursement relating to [*******]’s Development Costs incurred from January 1, 2011 through January 8, 2011 and OvaMed’s portion of [*******]’s Development Costs representing third party invoices to [*******] for the period from December 1, 2010 through December 31, 2010 but not provided as of the Amendment Effective Date (estimated not to exceed EUR [*******]) shall be payable on the Post Amendment Payment Date. OvaMed herewith confirms and undertakes to make all Required Data available to Coronado according to section (7) or at least according to section (8) and Coronado herewith undertakes to make the Term Sheet Milestone Payment in accordance with the preceding sentence.”

Section 11 of the 2010 Term Sheet is hereby amended and restated to read in its entirety as follows:

“11. All other future payment obligations according to the SL Agreement, as amended by the amendment dated November 8, 2007 and this agreement shall remain unaffected. If Coronado cannot fulfill its further payment commitments in accordance with Section (5) and (9) of this agreement, as amended by the Amendment, and the milestone payments specified in this agreement are not made on the dates set forth in Section (6) of this Agreement, as amended by the Amendment, then this agreement, the SL Agreement, and the amendment dated November 8, 2007 shall expire in its entirety without any obligations from OvaMed to Coronado; provided, however, that with the exception of the Term Sheet Milestone Payment, which shall be payable on the dates set forth in Section (6) of this Agreement, as amended by the Amendment, the provisions of Section 9.2 of the SL Agreement shall remain applicable to amounts payable by Coronado to OvaMed”.

3. Additional Agreements of the Parties. Notwithstanding any other provision of the Agreements or any other prior agreements or arrangements between any of the Parties, and subject to the terms and conditions of this Amendment, the Parties agree that as of and on the Amendment Effective Date:

(a) in compliance with Section 6 of the 2010 Term Sheet, as amended, Coronado shall make the Amendment Payment (and, if applicable, the Post-Amendment Payment) to OvaMed on the Amendment Payment Date (and, if applicable, the Post-Amendment Date, respectively) to an account designated by OvaMed in writing, provided that OvaMed shall provide such written wire instructions to Coronado not later than two (2) business days prior to the Amendment Effective Date (and, if applicable, the Post-Amendment Date);

(b) in compliance with Section 7 of the 2010 Term Sheet, OvaMed shall immediately upon receipt of the Amendment Payment and, if applicable, the Post-Amendment Payment, make the [*******] Payment to [*******] and shall (i) provide Coronado with a complete and accurate copy of the confirmation(s) of the wire transfer of the [*******] Payment; and (ii) use its best efforts to obtain from [*******] (and provide a true and accurate copy to Coronado of) a confirmation acknowledging [*******]’s receipt of the [*******] Payment and confirming that such payments are in full satisfaction of OvaMed’s obligations to [*******] under Section 5.5 of the [*******] Agreement;

(c) in compliance with Section 2.3 of the Sublicense Agreement and Sections 6-8 of the 2010 Term Sheet, OvaMed shall no later than the [*******] after receipt of the Amendment Payment make available to representatives of Coronado (in English, to the extent available; otherwise in German) in hard copy, pdf and, to the extent available, CTD (Common Technical Document) format, true, accurate and complete copies of all IND Data, including (i) those components of the IND Data previously made available for review by representatives of Asphelia and Coronado prior to the Amendment Effective Date, and (ii) those components of the IND Data listed on Appendix A;

(d) with respect to the Term Sheet Milestone Payment and the [*******] Payment:

(i) OvaMed hereby represents and warrants to Coronado (by way of an independent warranty under German law, “Represents and Warrants”) that:

(A) the Development Costs Schedule provided by OvaMed to Asphelia and Coronado prior to the Amendment Effective Date and attached hereto as Appendix 1 represents a complete and accurate accounting of invoices received by OvaMed from [*******] of the Development Costs Reimbursement relating to [*******]’s Development Costs incurred as of the Amendment Effective Date, and represents all amounts payable by OvaMed to [*******] under Section 5.5 of the [*******] Agreement as of the Amendment Effective Date; the schedule of Development Costs incurred by [*******] up to [*******] EUR provided by OvaMed to Coronado, as set forth under Section 5.6 of the [*******] Agreement, represents a complete and accurate schedule of such Development Costs received by OvaMed from [*******];

(B) the Amendment Payment (together with, if applicable, the Post-Amendment Payment) constitutes payment in full of the Term Sheet Milestone Payment contemplated by Section 5 of the 2010 Term Sheet and payable in accordance with Section 6 of the 2010 Term Sheet, as amended; and

(C) upon payment to OvaMed of the Amendment Payment and immediate payment by OvaMed to [*******] of the [*******] Payment, (1) OvaMed shall have satisfied in full the outstanding balance of OvaMed’s financial obligations to [*******] under Section 5.5 of the [*******] Agreement as of the

Amendment Effective Date and no further amounts shall be payable by OvaMed to [*******] in order for OvaMed to receive from [*******] the [*******]; and (2) OvaMed will have all right and authority under the [*******] Agreement to [*******], if the [*******] consent referred to in Paragraph 3(e)(ii) of this Amendment is obtained or, if such [*******] consent is not obtained prior to the [*******], on the terms and conditions set forth in Paragraph 3(e) of this Amendment.

(ii) in accordance with the foregoing, OvaMed further agrees and confirms with Coronado that:

(A) upon payment to OvaMed of the Amendment Payment and the amounts set forth on Appendix B, all payment obligations to OvaMed as of the Amendment Effective Date (including under any of the Agreements, including patent reimbursement fees under Section 4.1.2 of the Sublicense Agreement; the milestone payment under Section 4.3.1 of the Sublicense Agreement and referred to in Section 4 of the 2007 Letter Agreement, in paragraph 9 of the 2010 Term Sheet and elsewhere as the IND milestone prepayment; license maintenance fees under Section 4.8 of the Sublicense Agreement; and the Term Sheet Milestone Payment) have been satisfied in full, except for the Post-Amendment Payment which shall be payable in accordance with this Amendment (the Parties confirming that neither the payments set forth on Appendix 1 nor the payments set forth on Appendix B shall be offset against the license maintenance fee under Section 4.8 of the Sublicense Agreement);

(B) upon payment to OvaMed of the Amendment Payment, Coronado shall have no further financial obligation to OvaMed in order for OvaMed to make available to Coronado (1) all IND Data; or (2) any other data and Documentation related to development or commercialization of Licensed Products or Licensed Processes that is developed, owned or controlled by OvaMed, that OvaMed has the right to license to Coronado, or that is required to be provided by OvaMed to Coronado under the Agreements, including under Section 2.3 of the Sublicense Agreement, Section 2.7 of the Supply Agreement, Sections 6-8 of the 2010 Term Sheet, and including in connection with the preparation and submission of the IND; and

(C) OvaMed shall provide Coronado with a complete and accurate accounting of invoices received by OvaMed from [*******] of the Development Costs Reimbursement relating to (i) [*******]’s Development Costs incurred from January 1, 2011 through January 8, 2011 and (ii) OvaMed’s portion of [*******]’s Development Costs representing third party invoices to [*******] for the period from December 1, 2010 through December 31, 2010 but not provided as of the Amendment Effective Date (estimated not to exceed EUR [*******]), as soon as invoices relating thereto are obtained by OvaMed.

(e) with respect to the IND Data and the IND:

(i) OvaMed hereby Represents and Warrants that prior to the Amendment Effective Date, OvaMed provided representatives of Asphelia and Coronado with access to true, accurate and complete copies of all IND Data, except for the documents listed and described on Appendix A; in addition to the IND Data to be made available to Coronado under Paragraph 3(c) of this Amendment, OvaMed shall also make available to Coronado after the Amendment Effective Date without any additional consideration any additional or updated IND Data requested by the FDA in connection with the IND; and

(ii) OvaMed hereby covenants and agrees with Coronado as follows:

(A) as soon as practicable after payment of the Amendment Payment, OvaMed shall provide Coronado with the consent by [*******] for [*******]; in such event, assuming [*******]; provided, however, that if [*******], the following subsections (B) through (F) shall apply during the period ending on the IND Transfer Date;

(B) as soon as practicable after receipt of the IND Data, OvaMed and Coronado, as consultant to OvaMed, shall cooperate in preparing the IND and OvaMed shall initially submit the IND; as IND sponsor, OvaMed shall be the primary contact with the FDA and shall be responsible for all communications with the FDA, provided, however, that Coronado shall have the right to assist and consult with OvaMed with respect to all regulatory submissions or communications relating to the IND prior to making any such submission or communication;

(C) at least thirty (30) days prior to the filing of any document or correspondence with the FDA relating to the IND, OvaMed shall provide Coronado with draft copies thereof and OvaMed shall incorporate any comments of Coronado with respect to the foregoing;

(D) OvaMed shall provide advance notice to Coronado of any planned meetings, discussions, or other communications with the FDA relating to the IND and Coronado shall have the right to participate in such meetings, discussions, or other communications;

(E) OvaMed shall promptly provide Coronado with copies of all filings and submissions made by OvaMed with the FDA relating to the IND shall request that FDA copy Coronado on all correspondence and other communications from the FDA relating to the IND, and shall in any event copy Coronado as on all correspondence and other communications obtained or received by OvaMed from the FDA relating to the IND immediately upon receipt thereof by OvaMed; and

(F) upon the written request of Coronado, provided not less than [*******] after submission of the IND with the FDA, OvaMed shall transfer the IND to Coronado without any additional consideration, including by executing and delivering to Coronado a fully executed assignment document and submitting to the FDA a letter of authorization to transfer to Coronado the IND, in form and substance satisfactory to Coronado. As soon as practicable after the submission of such letter and the receipt by Coronado of the FDA’s acknowledgment letter, Coronado shall execute and submit to the FDA a letter, accompanied by the IND transfer letter referred to in the preceding sentence, acknowledging Coronado’s commitment to assume ownership of the IND; from and after the IND Transfer Date, Coronado shall be the IND sponsor, the primary contact with the FDA and shall be responsible for all communications and submissions with the FDA relating to the IND.

(f) with respect to the [*******] Agreement and the License Agreement, as applicable, OvaMed hereby Represents and Warrants to Coronado as follows:

(i) The [*******] Agreement is valid and in full force and effect in accordance with its terms. OvaMed is not in default or breach of the [*******] Agreement, nor has it received any notice of any defaults, breaches or violation thereunder. To OvaMed’s knowledge, [*******] is not in default or breach of such agreement and OvaMed has no knowledge of any pending or threatened bankruptcy, insolvency or similar proceeding with respect to any party to the [*******] Agreement;

(ii) [*******]’s [*******] provided for in Article 19 of the [*******] Agreement in connection with the Sublicense Agreement or the rights granted thereby was not exercised, was waived, or terminated, in any case in accordance with the terms of such Article 19;

(iii) the License Agreement is valid and in full force and effect in accordance with its terms. OvaMed is not in default or breach of the License Agreement nor has it received any notice of any defaults, breaches or violation thereunder and, to OvaMed’s knowledge, UIRF is not in default or breach of such agreement; and

(iv) OvaMed has provided Coronado with a complete and accurate copy of UIRF’s confirmation that OvaMed is in good standing under the License Agreement.

(g) Each of OvaMed and Asphelia hereby:

(i)	Represents and Warrants to Coronado that:

(G) the Sublicense Agreement and the Supply Agreement have been duly and validly assigned to Asphelia from Collingwood Pharmaceuticals, Inc.; the Agreements are valid and in full force and effect in accordance with their respective terms, and there are no breaches, defaults or events by either party thereto which would (with the giving of notice, the passage of time, or both) give rise to a breach, default or other right to terminate or render non-exclusive the Agreements; and

(H) there are no outstanding, pending or threatened claims, lawsuits or other proceedings initiated or threatened to be initiated directly or indirectly by or on behalf of either OvaMed or Asphelia or any affiliate of OvaMed or Asphelia (or, to OvaMed’s knowledge, by or on behalf of [*******] or any affiliate of [*******]) against the other party to the Agreements, any affiliate of such other party or Coronado.

(ii) waives any breach by the other party thereto of any of the Agreements and any failure to comply or delay in compliance with the notice provisions set forth therein, including in Section 8.1 of the Supply Agreement to extend the Term of the Supply Agreement.

(h) OvaMed hereby consents to the Agreements Assignment, effective as of the Amendment Effective Date.

(i) As soon as practicable after the Amendment Effective Date, Coronado and OvaMed shall negotiate in good faith to enter into:

(A) a mutually acceptable amendment to the Supply Agreement, including incorporating the provisions set forth in paragraph 2 of the 2007 Letter Agreement, and

(B) a mutually acceptable three-party agreement with [*******] providing for the ongoing exchange among the parties thereto of safety information and pre-clinical, clinical and other data sharing and reporting in accordance with appropriate laws and regulations of relevant countries and authorities; provided, however, that Coronado shall not enter into any agreement with [*******] to which OvaMed is not also a party that relates to the subject matter of the Sublicense Agreement without the prior written agreement of OvaMed, unless OvaMed fails to negotiate in good faith to enter into such three-party agreement; similarly, OvaMed shall not enter into any agreement with [*******] to which Coronado is not also a party that relates to the subject matter of the Sublicense Agreement without the prior written agreement of Coronado, unless Coronado fails to negotiate in good faith to enter into such three-party agreement.

(j) Coronado hereby agrees with OvaMed to commence an FDA-approved clinical study with respect to Licensed Product within [*******] after the date the IND is approved by the FDA, subject to the provisions of this paragraph 3(j):

(i) The foregoing obligation shall not apply if the inability or failure to satisfy such obligation arises from any of the following: (A) an inability to obtain from OvaMed sufficient quantities of clinical supplies in compliance with specifications and FDA regulations; (B) an inability to conduct such clinical study due to action, instruction, delay or guidance by the FDA; (C) a good faith determination on the part of Coronado that the product that is intended to be studied in the clinical study is not safe or efficacious in its then current formulation or dosage form or dose level; (D) any action by or inaction of OvaMed resulting in a breach or termination of any of the Agreements or the License Agreement; or (E) the occurrence of an unexpected or unforeseen “force majeure” event preventing such commencement.

(ii) In the event that Coronado fails to fulfill such obligation and none of the provisions of subsection (i) above are applicable, Coronado shall make a US $[*******] payment to OvaMed. In such event, the obligation to commence a clinical study as set forth in this Paragraph 3(j) shall be extended for an additional [*******], provided that in the event that Coronado fails to fulfill such obligation by such extended date ([*******]) and none of the provisions of subsection (i) above are applicable, Coronado shall make an additional US $[*******] payment to OvaMed. Such US $[*******] payment obligation for failure to fulfill the obligation to commence a clinical study by the then applicable date shall continue to apply for each additional [*******] extension of such date. As a result of any such payments, the failure to fulfill the obligation to commence such clinical study by the then applicable date shall not constitute a breach of this Paragraph 3(j).

(iii) No payments made under this Paragraph 3(j) shall be offset against the license maintenance fee under Section 4.8 of the Sublicense Agreement.

4. Mutual Releases.

(a) Release by Asphelia. Asphelia, on its own behalf and on behalf of its Affiliates, predecessors, successors, and assigns and all others claiming by or through any of the foregoing (collectively, the “Asphelia Parties”), hereby releases and forever discharges OvaMed, its Affiliates and their respective assigns, attorneys, agents, legal representatives, officers, directors, employees, predecessors, successors, distributors, manufacturers and Affiliates (collectively, the “OvaMed Releasees”) from any and all claims, causes of action, actions, duties, damages, liabilities, losses, and obligations of every kind and manner whatsoever, in law or in equity, judicial or administrative, civil or criminal, whether or not now known, claimed or asserted, which any Asphelia Party now has, had at any time or may in the future claim to have, against any of the OvaMed Releasees based on, arising out of or related to the Agreements and arising from or relating to any actions, omissions, or events prior to the Amendment Effective Date, provided, however, that the foregoing release shall not include, and Coronado shall retain, all claims, causes of action, actions, duties, rights, damages, liabilities, losses, or obligations arising out of or under this Amendment or under the Agreements to the extent arising from any actions, omissions, or events after the Amendment Effective Date.

(b) Release by OvaMed. OvaMed, on its own behalf and on behalf of its Affiliates, predecessors, successors, and assigns and all others claiming by or through any of the foregoing (collectively, the “OvaMed Parties”) hereby releases and forever discharges the Asphelia Parties, Coronado, and their respective assigns, attorneys, agents, legal representatives, officers, directors, employees, predecessors, successors, distributors, manufacturers and Affiliates (collectively, the “Asphelia Releasees”) from any and all claims, causes of action, actions, duties, damages, liabilities, losses, and obligations of every kind and manner whatsoever, in law or in equity, judicial or administrative, civil or criminal, whether or not now known, claimed or asserted, which any OvaMed Party now has, had at any time or may in the future claim to have, against any of the Asphelia Releasees based on, arising out of or related to the Agreements and arising from any actions, omissions, or events prior to the Amendment Effective Date, provided, however, that the foregoing release shall not include, and OvaMed shall retain, all claims, causes of action, actions, duties, rights, damages, liabilities, losses, or obligations arising out of or under this Amendment or under the Agreements to the extent arising from any actions, omissions, or events after the Amendment Effective Date.

5. Representations and Warranties. Each Party hereby represents and warrants to the other Parties hereto that:

(a) Such Party has the requisite corporate power and authority to execute and deliver this Amendment, to grant the releases and perform its other obligations hereunder and to consummate the transactions contemplated hereby; the execution, delivery and performance of this Amendment have been duly and validly authorized and no other corporate proceedings are necessary to authorize this Amendment or the performance hereof or thereof by such Party; and

(b) This Amendment has been duly and validly executed and delivered by such Party and, assuming due authorization, execution and delivery by the other Parties, constitutes the valid and binding obligations of such Party, enforceable against such Party in accordance with its terms.

6. Other.

(a) From and after the Amendment Effective Date, all references to the Agreements shall mean the Agreements as amended by this Amendment. Except as expressly amended or satisfied by the transactions contemplated by this Amendment, all of the provisions of the Agreements shall remain in full force and effect. Notwithstanding any other provision of this Amendment, including this Paragraph 6, the Parties hereby expressly agree with respect to the letter dated January 8, 2009 from OvaMed to Asphelia stating a termination of the Sublicense Agreement, including the terms and conditions contained therein (the “2009 Letter”), that (i) the 2009 Letter shall terminate and shall be deemed terminated in its entirety and shall be void and of no force and effect and (ii) no Party shall have any rights, obligation or liability to any other Party under or as a result of the 2009 Letter or in connection with the termination thereof except as specifically set forth in this Amendment. From and after the Amendment Effective Date, in the event of any ambiguity interpreting any provision of any of the Agreements whether or not as a result of this Amendment, the Parties shall in good faith interpret such provisions to be consistent with the specified terms and provisions and the overall intent and purposes of this Amendment.

(b) This Amendment contains the entire understanding of the Parties with respect to the subject matter of this Amendment. All express or implied agreements and understandings, either oral or written, made on or before the Amendment Effective Date, including any correspondence, emails or term sheets, are expressly superseded by this Amendment. This Amendment may be amended, or any term hereof modified, including this Paragraph 6(b), only by a written instrument duly executed by all Parties. In the event the Closing does not occur on or before January 10, 2011, this Amendment shall be void and of no force and effect.

(c) This Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Signatures to this Amendment transmitted by fax, by email in “portable document format” (“.pdf”) or by any other electronic means intended to preserve the original graphic and pictorial appearance of this Amendment shall have the same effect as physical delivery of the paper document bearing original signature.

(d) This Amendment, the Agreements, the rights of the Parties, and all claims arising under or in connection herewith shall be governed by and interpreted in accordance with the substantive laws of Germany, Hamburg, without regard to conflict of laws principles thereof that would cause the application of the laws of any other jurisdiction. The parties irrevocably submit to the jurisdiction of the courts of Germany, Hamburg for the purpose of any claim, controversy, action, cause in action, suit or litigation between the parties arising in whole or in part under or in connection with this Amendment.

(e) All notices, requests and other communications hereunder shall be in writing and shall be personally delivered or sent by fax transmission (and promptly confirmed by personal delivery, registered or certified mail or overnight courier) or by registered or certified mail, return receipt requested, postage prepaid, or sent by internationally-recognized overnight courier, in each case to the respective address specified below, or such other address as may be specified in writing to the other party hereto:

if to Asphelia to:

Asphelia Pharmaceuticals, Inc.

787 Seventh Avenue, 48th Floor

New York, NY 10019, United States

Attention: Chief Executive Officer

Fax No.: 212-554-4488

if to Coronado to:

Coronado Biosciences, Inc.

45 Rockefeller Plaza, 20th Floor

New York, NY 10111, United States

Attention: Chief Operating Officer

Fax No.: 212-332-1667

if to OvaMed and relating to the IND or IND Data to:

OvaMed GmbH

Kiebitzhörn 33-35

22885 Barsbuttel, Germany

Attention: General Manager, (COO), Detlev Goj

Fax No.: +49 40 675 095 59

if to OvaMed and relating to any other matters to:

OvaMed GmbH

Kiebitzhörn 33-35

22885 Barsbuttel, Germany

Attention: General Manager, (CEO), Mr. Alexander Beese

Fax No.: +49 40 675 095 59

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first set forth above.

Asphelia Pharmaceuticals, Inc.

By:	/s/ J. Jay Lobell

Name:	J. Jay Lobell
Title:	Interim Chief Executive Officer

OvaMed GmbH

By:	/s/ Alexander Beese

Name:	Alexander Beese
Title:	General Manager (CEO)

OvaMed GmbH

By:	/s/ Detlev Goj

Name:	Detlev Goj
Title:	General Manager (COO)

Coronado Biosciences, Inc.

By:	/s/ Glenn L. Cooper

Name:	Glenn L. Cooper, M.D.
Title:	Chairman

OvaMed Amendment final

Appendix 1

Development Costs Schedule

Invoices from [*******] to Ovamed: [*******]% of costs exceeding €[*******]

Invoice No.	Invoice Date	Amount in €*
16805	13.05.2009/13.07.2009	[*******]
16806	30.06.2009/13.07.2009	[*******]
16807	7/15/09	[*******]
16808	7/15/09	[*******]
16825	8/20/09	[*******]
16828	9/15/09	[*******]
16839	9/15/09	[*******]
16860	30.09.2009/16.10.2009	[*******]
16879	31.10.2009/24.11.2009	[*******]
16888	12/10/09	[*******]
16898	20.12.2009/13.01.2010	[*******]
16903	30.11.2009/31.12.2009	[*******]
16904	30.12.2009/20.01.2010	[*******]
16911	1/29/10	[*******]
16920	30.12.2009/20.01.2010	[*******]
16933	4/7/10	[*******]
16936	2/28/10	[*******]
16941	4/22/10	[*******]
16949	4/30/10	[*******]
16962	6/16/10	[*******]
16978	31.05.2010/30.06.2010	[*******]
16979	30.06.2010/20.07.2010	[*******]
16980	7/20/10	[*******]
17008	9/7/10	[*******]
17009	9/8/10	[*******]
17044	Sept. 2010 - Dec. 2010	[*******]

Total		2,390,679.92

*	Payable in EUR (€)

Appendix A

IND Data Not Provided Prior to Amendment Effective Date

[*******]:

1.	[*******]

2.	[*******]

3.	[*******]

Appendix B

Amount Payable to OvaMed as of Amendment Effective Date1

December 2010 Annual License Fee	US $	250,000
Net UIRF patent reimbursement		$30,883	[2]

Net payable on or before January 11, 2011	US $	280,883

[1]

Payable in US$. Excludes (i) Term Sheet Milestone Payment, and (ii) remaining balance (US$[*******]) of IND pre-payment milestone payable per 2010 Term Sheet one month after IND Data received by Coronado.

[2]	For invoices ORE02884, ORE03070, ORE03074, ORE03078 and ORE03165